UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22280

Goldman Sachs Credit Strategies Fund

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2011

Credit Strategies Fund

Goldman Sachs Credit Strategies Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Performance Summary	2

Schedule of Investments	9

Financial Statements	15

Financial Highlights	18

Notes to the Financial Statements	20

Report of Independent Registered Public Accounting Firm	31

Other Information	32

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS CREDIT STRATEGIES FUND

Principal Investment Strategies and Risks

The Credit Strategies Fund is a closed-end interval fund that invests opportunistically in, among other things, credit-related instruments, including debt securities, instruments and obligations of U.S. and non-U.S. government, corporate and other non-governmental entities and issuers, and preferred securities. The Fund’s investments in credit-related instruments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. A number of instruments and strategies used by the Fund may involve non-investment grade securities, including without limitation distressed securities, special situation investments and collateralized loan obligations. The Fund may purchase the securities of issuers that are in default. Non-investment grade securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may purchase the securities of issuers that are in default. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. The Fund may also make substantial investments in derivative instruments. Derivative instruments may involve a high degree of financial and other risks. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. These risks may result in greater share price volatility. The Fund may invest in foreign securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

As an unlisted, closed-end interval fund, shareholders of the Fund are not able to have their shares redeemed or otherwise sell their shares on a daily basis. Instead, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to receive a portion of their Shares repurchased. The Fund is suitable only for investors who can bear the risks associated with limited liquidity of the shares.

PORTFOLIO RESULTS

Goldman Sachs Credit Strategies Fund

Investment Objective

The Fund seeks a total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Corporate Credit Portfolio Management Team discusses the Fund’s performance and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Goldman Sachs Credit Strategies Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Common Shares generated a cumulative total return, without sales charges, of 7.94%. These returns compare to the 0.31% average annual total return of the Fund’s benchmark, the Bank of America/ Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (the “BofA/Merrill Lynch Index”) during the same time period.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	Overall, the corporate credit markets generated strong performance during the Reporting Period, benefiting from modest economic growth, robust investment inflows and accommodative primary market conditions. Still, there was volatility. The high yield corporate credit market began the Reporting Period on a positive note with strong primary market issuance. However, later in the spring of 2010, concerns over sovereign debt crises in peripheral Europe and fears of a double-dip recession came to the fore, and risk assets, including high yield corporate bonds, experienced a sharp correction. As a result, issuance declined sharply in May and June, to between $6 billion and $7 billion per month, following two months of more than $30 billion of issuance.[1] Although concerns over the situation in Europe persisted throughout the remainder of the Reporting Period, renewed optimism regarding the economy dominated. In turn, corporate credit markets rebounded, and inflows into the asset class resumed as did heavy issuance.

For the calendar year 2010 (latest data available), high yield corporate bond mutual funds saw total inflows of approximately $13 billion, a sharp slowdown from the inflows of $32 billion in 2009.2 The year 2010 was also marked by substantially more fund flow volatility, driven in part by increasingly influential exchange traded fund (“ETF”) flows. ETF flows have demonstrated remarkable volatility relative to their asset size, an indication that investors may be using them to manage high yield corporate bond exposure tactically, rather than for longer term investment purposes. While fund flows have provided a steady tailwind to the corporate credit markets over the past two years, we grew increasingly cautious throughout the Reporting Period with respect to this technical factor, due to concerns that an acceleration in economic growth could cause investors to shift out of fixed income assets and into equities.

As for the impact of issuance, the high yield primary market priced, or issued, approximately $300 billion in corporate bonds during 2010, shattering the prior record set in 2009 by more than $120 billion.1 In the high yield loan market, issuance totaled $158 billion in 2010, which was well below the levels seen from 2004 to 2007 but was more than four times the level seen in 2009.2 As a result of the demand for yield in a low interest rate environment, investor discipline rapidly vanished, allowing corporate bonds to come to market with more issuer-friendly structures and causing us to be increasingly cautious on the new issue calendar. As cash continued to flow into high yield corporate bond mutual funds, portfolio managers sought to invest that capital, making them takers of both price and structure. Disappointingly, we witnessed an increase in deals lacking in structural protections, such as maintenance covenants, which

[1]	Source: Standard & Poor’s Leveraged Commentary & Data (LCD)

[2]	Source: AMG Data Services

PORTFOLIO RESULTS

enable lenders to step in to protect their investment if credit quality deteriorates. The perceived softness in equity valuations also caused some equity sponsors to postpone Initial Public Offerings (IPOs) in favor of dividend deals. For example, in November 2010, HCA, the hospital operator taken private during the buyout boom of 2006, created a new holding company that sold $1.5 billion of debt to help pay a $2 billion dividend to its sponsors in the largest such deal since 2005. The total volume of dividend recapitalizations in loans and high yield corporate bonds rose consistently throughout the Reporting Period, and we believe this trend is likely to continue throughout 2011, unless the equity market rallies sharply. This view caused us to be cautious, especially toward the end of the Reporting Period, on credits rated BB, fallen stars (or bonds downgraded to below investment grade), and the more mature leveraged buyout (LBO) names, which we believe have above average risk of a sizable dividend deal or leveraged recapitalization.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Consistent with the cornerstone of our investment process, which seeks a total return comprised of income and capital appreciation through bottom-up security selection, the Fund’s performance during the Reporting Period was due to effective individual security selection across the spectrum of corporate credit.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	Security selection among investment grade and high yield corporate bonds, bank loans and convertible securities was particularly effective. Given our cautious but constructive stance on corporate credit, two investment themes remained dominant in the Fund during the Reporting Period.

First, we held significant positions in short-dated unsecured credits, which we believed offered opportunities to earn attractive risk-adjusted returns due to both attractive fundamental valuations and structural inefficiencies in the credit markets. From a fundamental perspective, the high degree of visibility on near-term cash flows and liquidity gave us a great deal of confidence in our security selection.

We also viewed this segment of the market as structurally inexpensive due to a persistent inefficiency in the credit markets. There were fewer natural buyers of short-dated non-investment grade credit, because bonds with a final maturity of less than one year are excluded from high yield indices. Moreover, when the new issue calendar is robust, fund managers that are benchmarked against standard high yield indices will typically sell short-dated bonds in order to participate in new issues, thereby creating a further technical dislocation. This created what we believe was an excellent opportunity for non-benchmark, fundamentally focused investors, such as ourselves, to buy attractive bonds in the secondary market. For example, two of the Fund’s largest corporate issuer positions at the beginning of the Reporting Period were in bonds with maturities of less than two years — bonds issued by auto finance companies Ally Financial and Ford Motor Credit. We correctly believed that these companies had adequate free cash flow to service their near-term maturities, and we expected profitability to benefit from a rebound in vehicle sales. Both companies had relatively flat yield curves, meaning the differential in yields between longer-dated and shorter-dated maturities was rather narrow. Thus, we believed that the incremental yield in the longer-dated maturities did not adequately compensate investors for the uncertainty in longer-term cash flows. As these positions had performed well and we grew increasingly cautious on the overall direction of the corporate credit markets going forward, we reduced these positions during the latter part of the Reporting Period.

The second theme in the Fund during the Reporting Period was a focus on longer-maturity secured debt, which is senior in the capital structure to unsecured debt. The Fund’s secured debt holdings consisted of both secured high yield corporate bonds and high yield bank loans, which are floating rate instruments. (A floating rate instrument is a bond or loan whose interest rate floats based on a market interest rate plus a premium. The floating rate asset’s coupon rate resets periodically to incorporate changes in the market rate.) We favored these investments due to the greater downside protection and higher expected recovery rates these securities offered compared to unsecured debt. As an example of this theme, the Fund held a position throughout the Reporting Period in the secured bonds of MGM Resorts

PORTFOLIO RESULTS

International, a global hospitality company in the gaming industry that operates a portfolio of destination resort brands. Although the company was showing signs of improving its balance sheet, we favored its secured bonds because the company operates in a highly cyclical industry. We used the sell-off in the corporate credit markets in May 2010 as an opportunity to increase the Fund’s position in this holding. In October 2010, the company received a total of $1 billion of liquidity through the combination of a secondary equity offering and a debt issuance, providing ample liquidity to meet near-term maturities. At the end of the Reporting Period, we believed the company was well positioned for a pick-up in visitation to the Las Vegas Strip, which should drive both top-line and earnings growth.

The primary detractor from the Fund’s performance during the Reporting Period was a position in the convertible bonds of Great Atlantic & Pacific Tea, a food retail company. The company did not execute a new money financing as expected and filed for bankruptcy in early December. At the time the company filed for bankruptcy, the Fund’s position in it was less than 0.8% of total net assets. While the company’s operational, competitive, liquidity and balance sheet challenges were no secret, our base case scenario was that the company would elect to restructure outside of bankruptcy. Indeed, the company pursued several avenues to address its challenges, including raising new financing, launching a turnaround plan to reduce structural and operating costs, and selling non-core assets. Ultimately, however, management determined that efforts to address the company’s challenges outside of bankruptcy would likely be unsuccessful, and, accordingly, filed for Chapter 11 bankruptcy protection. The advantageous features of Chapter 11, it believed, could allow the company to eliminate leases on stores that were no longer occupied and reduce labor costs, potentially resulting in significant improvements to the company’s earnings. We continued to hold this position in the Fund during the Reporting Period, as we believe that the restructuring process will unlock value in the position. We are mindful, however, that this may be a protracted process.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. The Fund is focused solely on credit selection.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts to hedge the currency risk in non-U.S. dollar-denominated issues to U.S. dollars. The Fund also used interest rate swaps to reduce the duration of the portfolio, thereby limiting the Fund’s exposure to changes in interest rates.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no significant changes in the Fund’s weightings during the Reporting Period. As mentioned earlier, we favored short-dated credit with a bias toward those issuers that we believed had strong liquidity profiles and the ability to meet near-term obligations. As of March 31, 2011, approximately 15% of the Fund’s net assets was invested in securities with a maturity of less than two years. While this allocation had reached more than 25% of the Fund’s net assets mid-way through the Reporting Period, it was approximately equal to that of the allocation at March 31, 2010.

Also, during the Reporting Period, we actively traded positions within many of the Fund’s top issuers. For example, we swapped out of secured bonds due 2020 issued by HCA, the hospital operator, and into secured bonds due in 2014. Although the bonds due in 2014 issued by HCA yielded about a percentage point less than the bonds due in 2020 at the time of our trade, they featured a shorter duration and we believed they would be more likely to be called. (When a bond is called it is redeemed by the issuer prior to its maturity. Usually a premium is paid to the bond owner when the bond is called.) We also sold sterling-denominated bonds issued by Manchester United, the English football club, for dollar-denominated bonds from the same issuer, which benefit from greater liquidity.

Q	How was the Fund positioned at the end of March 2011?

A	As of March 31, 2011, approximately 34% of the Fund’s net assets was invested in secured corporate bonds, 53% in unsecured corporate bonds, 3% in preferred equity, 1% in convertible securities and the remainder in cash and cash equivalents. The Fund had a total of 100 holdings from 91 issuers at March 31, 2011, with the Fund’s top corporate issuers, as measured by a percentage of net assets invested, being MGM Resorts International, Charter Communications, CIT Group, HCA and Community Health Systems.

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Going forward, we intend to continue seeking to capitalize on the inefficiencies across the entire spectrum of the corporate credit market as we manage the Fund. We remain cautiously optimistic on corporate credit. Corporate credit has had an unparalleled two-year run which, combined with low government bond rates, allowed credit to approach yields not witnessed since early 2005. Total returns unexpectedly received a substantial boost from declining rates in 2010, and the asymmetric risk profile of interest rates at levels seen at the end of the Reporting Period makes duration, in our view, a substantial risk in 2011. As such, we intend to continue to focus on shorter-dated credit as an investment theme in the Fund in the months ahead.

At the end of the Reporting Period, the corporate credit market flourished as a result of significantly improved credit fundamentals and individual companies’ record cash balances. We believe that event risk is likely to be in the headlines through the remainder of 2011, especially if equity markets languish. (Event risk is the risk due to unforeseen events partaken by or associated with a company.) Event risk may have either a positive or a negative influence on credit, depending on the type of event and bond indentures. With organic growth prospects still somewhat muted due to the slow pace of the economic recovery and the cost-cutting cycle nearly complete, we believe management teams may turn to mergers and acquisitions or leveraging to boost dividend payments and equity values or to fund stock buybacks. We intend to avoid investment grade names, as the lack of certain covenant protections in this segment usually results in a more highly leveraged company and is therefore negative for creditors, in our view. Conversely, the result of mergers and acquisitions for high yield credit can sometimes be a dramatic deleveraging event, and there have been instances when credits rated CCC have improved to investment grade overnight as a result of being acquired.

Given this view, we continue to believe thoughtful issuer and security selection will be of paramount importance during the months ahead. We intend to continue to allocate capital to what we believe are the most attractive opportunities across the corporate credit quality spectrum and corporate capital structure, while targeting a low event risk and low interest rate risk portfolio. Whatever the credit cycle or opportunity, our corporate credit team will continue to perform rigorous strategic analysis to identify what we believe to be the best current credit investment opportunities.

FUND BASICS

Credit Strategies Fund
as of March 31, 2011

PERFORMANCE REVIEW

		BofA/	30-Day	30-Day
April 1, 2010–	Fund Total Return	Merrill Lynch	Standardized	Standardized
March 31, 2011	(based on NAV1)	Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Common Shares	7.94%	0.31%	3.56%	3.56%

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA/Merrill Lynch Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The BofA/Merrill Lynch Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. As such, the Fund, which invests primarily in corporate credit securities, may be expected to generate returns over various time periods with significant disparity from those of this benchmark index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/11	One Year	Since Inception	Inception Date

Common Shares	5.20%	10.30%	6/15/09

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 2.5%.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com/performance to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Common Shares	1.60%	1.67%

[5]	The expense ratios of the Fund, both current (net of applicable expense limitations) and before waivers (gross of applicable expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreement in place. If this occurs, the expense ratios may change.

FUND BASICS

SECTOR ALLOCATIONS[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum up to 100% due to the exclusion of other assets and liabilities.

TOP TEN INDUSTRY ALLOCATIONS[7]

Percentage of Net Assets
as of 3/31/11

Finance	16.1%
Health Care – Services	12.8
Energy – Exploration & Production	11.6
Telecommunications – Wireless	10.2
Media – Cable	6.0
Health Care – Medical Products	5.6
Gaming	4.9
Noncaptive – Financial	3.9
Services Cyclical – Rental Equipment	3.4
Packaging	1.9

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Performance Summary
March 31, 2011

The following graph shows the value, as of March 31, 2011, of a $10,000 investment made on June 15, 2009 (commencement of operations) in Common Shares (with the maximum sales charge of 2.5%). For comparative purposes, the performance of the Fund’s benchmark, the Bank of America/Merrill Lynch USD LIBOR 1-Month Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Credit Strategies Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 15, 2009 through March 31, 2011.

Average Annual Total Return through March 31, 2011	One Year	Since Inception
Common (Commenced June 15, 2009)
Excluding sales charges	7.94%	11.89%
Including sales charges	5.20%	10.30%

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments
March 31, 2011

Principal		Interest		Maturity
Amount		Rate		Date	Value

Secured Debt Obligations – 34.2%
Senior Term Loans(a) – 6.6%
Consumer Cyclical Services – 0.8%
First Data Corp. (B+/B1)
	$2,742,642	3.002%		09/24/14	$2,626,079
Viking Acquisition (NR/NR)
	1,551,363	6.000		11/05/16	1,551,363

					4,177,442

Energy – Services – 0.0%
Trico Shipping AS (NR/NR)
	22,023	13.500		09/21/11	22,023
	47,523	13.500		09/21/11	47,523

					69,546

Finance – 2.6%
American General Finance Corp. (B/B1)
	4,008,000	7.250		04/21/15	4,010,525
CIT Group, Inc. (D/Caa3)
	6,985,653	6.250		08/11/15	7,093,372
Pinafore LLC (NR/NR)
	2,952,465	6.250		09/29/16	2,959,373

					14,063,270

Gaming – 0.5%
Chester Downs and Marina LLC (B/B3)
	2,887,500	12.375		07/29/16	2,940,428

Media – Non Cable – 1.3%
Univision Communications, Inc. (B-/B2)
	7,006,972	2.246		09/29/14	6,840,556

Real Estate Investment Trust – 0.8%
iStar Financial, Inc. (NR/NR)
	4,500,000	5.000		06/28/13	4,456,890

Restaurants – 0.3%
Burger King Corp. (NR/NR)
	1,371,563	4.500		10/19/16	1,369,464

Software – 0.3%
Aspect Software, Inc. (B+/Ba3)
	1,425,600	6.250		04/19/16	1,436,292

TOTAL SENIOR TERM LOANS
(Cost $35,087,344)					$35,353,888

Other Secured Debt Obligations(b) – 27.6%
Airlines(c) – 0.9%
United Air Lines, Inc. (BB-/Ba3)
	4,442,000	9.875		08/01/13	4,686,310

Diversified Manufacturing – 0.3%
TriMas Corp. (B-/NR)
	1,587,000	9.750		12/15/17	1,745,700

Energy – Services(c)(g) – 0.3%
Trico Shipping AS (NR/Caa2)
	2,063,672	13.875		11/01/14	1,650,937

Entertainment(c) – 1.0%
MU Finance PLC (NR/NR)
	4,965,000	8.375		02/01/17	5,300,138

Environmental – 0.2%
Clean Harbors, Inc. (BB/Ba3)
	1,175,000	7.625		08/15/16	1,251,375

Finance(c) – 3.7%
CIT Group, Inc. (B+/B3)
	19,250,000	5.250		04/01/14	19,418,437

Gaming – 4.4%
MGM Resorts International (B/Ba3)
	20,479,000	10.375		05/15/14	23,448,455

Health Care – Services – 5.4%
HCA, Inc. (BB-/B2)
	16,416,000	9.250		11/15/16	17,647,200
	7,434,000	9.625	(d)	11/15/16	8,010,135
STHI Holding Corp. (B/B2)(c)
	1,001,000	8.000		03/15/18	1,036,035
Tenet Healthcare Corp. (BB-/B1)
	1,893,000	9.000		05/01/15	2,082,300

					28,775,670

Lodging – 1.7%
Felcor Lodging LP (NR/B2)
	7,919,000	10.000		10/01/14	9,057,356

Media – Broadcasting & Radio(c) – 0.4%
Univision Communications, Inc. (B/B2)
	2,184,000	12.000		07/01/14	2,350,530

Media – Cable(c) – 5.1%
Charter Communications Operating LLC (BB+/Ba3)
	24,513,000	8.000		04/30/12	25,738,650
LBI Media, Inc. (B-/B2)
	1,138,000	9.250		04/15/19	1,143,690

					26,882,340

Packaging – 1.5%
Reynolds Group Issuer, Inc. (BB/Ba3)
EUR	870,000	7.750		10/15/16	1,273,035
	$6,117,000	7.750	(c)	10/15/16	6,484,020

					7,757,055

Pharmaceuticals(c) – 0.2%
Giant Funding Corp. (B/B3)
	1,275,000	8.250		02/01/18	1,306,875

Railroads – 0.2%
RailAmerica, Inc. (BB/B1)
	956,000	9.250		07/01/17	1,058,770

Services Cyclical – Rental Equipment(c) – 1.1%
Hertz Holdings Netherlands BV (B+/B1)
EUR	3,660,000	8.500		07/31/15	5,575,971

Telecommunications-Wireless – 1.2%
Clearwire Communications LLC/Clearwire Finance, Inc. (CCC+/B2)(c)
	$3,962,000	12.000		12/01/15	4,278,960

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
March 31, 2011

Principal		Interest		Maturity
Amount		Rate		Date	Value

Secured Debt Obligations – (continued)
Telecommunications-Wireless – (continued)

Wind Acquisition Finance SA (B+/B2)
EUR	1,260,000	11.750%		07/15/17	$2,056,498

					6,335,458

TOTAL OTHER SECURED DEBT OBLIGATIONS
(Cost $142,141,283)					$146,601,377

TOTAL SECURED DEBT OBLIGATIONS
(Cost $177,228,627)					$181,955,265

Unsecured Debt Obligations – 53.4%
Aerospace/Defense(b) – 0.9%
L-3 Communications Corp. (BB+/Ba1)
	$4,416,000	6.375%		10/15/15	$4,548,480

Automotive(b)(c) – 0.4%
Allison Transmission, Inc. (CCC+/Caa2)
	515,000	11.000		11/01/15	558,775
	1,115,000	11.250	(d)	11/01/15	1,206,988
Visteon Corp.(B+/B2)
	350,000	6.750		04/15/19	350,000

					2,115,763

Electric(b) – 0.2%
Midwest Generation LLC (B+/Ba2)
	924,255	8.560		01/02/16	940,430

Energy – Exploration & Production(b) – 11.6%
Brigham Exploration Co. (B-/Caa1)(c)
	1,272,000	8.750		10/01/18	1,418,280
Chesapeake Energy Corp. (BB+/Ba3)
	2,030,000	9.500		02/15/15	2,517,200
Cimarex Energy Co. (BB/Ba3)
	5,427,000	7.125		05/01/17	5,711,918
Newfield Exploration Co. (BB+/Ba2)
	115,000	6.625		09/01/14	117,588
	3,823,000	6.625		04/15/16	3,932,911
Oasis Petroleum, Inc. (B-/Caa1)(c)
	674,000	7.250		02/01/19	684,110
Petrohawk Energy Corp. (B+/B3)
	2,089,000	10.500		08/01/14	2,391,905
	10,699,000	7.875		06/01/15	11,314,192
	1,143,000	7.250		08/15/18	1,168,718
Plains Exploration & Production Co. (BB-/B1)
	9,310,000	7.750		06/15/15	9,705,675
	1,500,000	6.625		05/01/21	1,500,000
Quicksilver Resources, Inc. (B/B2)
	11,447,000	8.250		08/01/15	11,933,497
SM Energy Co. (BB/B1)(c)
	4,088,000	6.625		02/15/19	4,154,430
Venoco, Inc. (B/Caa1)(c)
	4,404,000	8.875		02/15/19	4,381,980
Whiting Petroleum Corp. (BB/Ba3)
	525,000	7.000		02/01/14	561,750

					61,494,154

Finance – 9.8%
Ally Financial, Inc. (B/B1)
EUR	2,250,000	5.375		06/06/11	3,195,384
	$1,210,000	0.000	(b)(e)	12/01/12	1,125,300
	3,230,000	4.500		02/11/14	3,221,925
	2,240,000	0.000	(b)(e)	06/15/15	1,736,000
FCE Bank PLC (BB/Ba2)
EUR	3,850,000	7.125		01/16/12	5,626,461
	2,750,000	7.250		07/15/13	4,131,955
Ford Motor Credit Co. LLC (BB-/Ba2)
	$1,430,000	8.000		06/01/14	1,583,725
	5,968,000	8.700		10/01/14	6,743,840
International Lease Finance Corp. (BB+/B1)
	1,570,000	4.750		01/13/12	1,585,700
National Money Mart Co. (B+/B2)(b)
	1,266,000	10.375		12/15/16	1,408,425
SLM Corp. (BBB-/Ba1)
EUR	15,535,000	3.125		09/17/12	21,576,617

					51,935,332

Health Care – Medical Products(b) – 5.6%
Alere, Inc. (B-/B2)
	$1,433,000	7.875		02/01/16	1,490,320
Bausch & Lomb, Inc. (B/Caa1)
	8,860,000	9.875		11/01/15	9,524,500
DJO Finance LLC/DJO Finance Corp. (B-/B3)
	17,225,000	10.875		11/15/14	18,775,250

					29,790,070

Health Care – Services(b) – 7.4%
Community Health Systems, Inc. (B/B3)
	24,561,000	8.875		07/15/15	25,911,855
Fresenius Medical Care AG & Co. KGaA (BB/Ba2)(c)
	4,333,000	5.750		02/15/21	4,192,177
Tenet Healthcare Corp. (BB-/B1)
	8,175,000	8.875		07/01/19	9,339,937

					39,443,969

Media – Broadcasting & Radio(b) – 0.3%
LIN Television Corp. (B-/B3)
	1,347,000	6.500		05/15/13	1,343,633
LIN Television Corp. Series B (B-/B3)
	515,000	6.500		05/15/13	515,000

					1,858,633

Media – Cable(b) – 0.9%
DISH DBS Corp. (BB-/Ba3)
	4,481,000	6.625		10/01/14	4,738,658

Media – Non Cable(b) – 0.1%
Lamar Media Corp. (BB/Ba3)
	587,000	9.750		04/01/14	677,985

Packaging(b) – 0.4%
Owens-Brockway Glass Container, Inc. (BB/Ba3)
	2,350,000	6.750		12/01/14	2,405,813

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Unsecured Debt Obligations – (continued)

Paper(b)(c) – 1.6%
Georgia-Pacific LLC (BBB/Ba2)
$7,746,000	8.250%	05/01/16	$8,733,615

Pipelines(b) – 0.3%
Regency Energy Partners LP (BB-/B1)
1,250,000	9.375	06/01/16	1,421,875

Real Estate Investment Trust(b)(c) – 0.1%
CNL Income Properties, Inc. (BB-/Ba3)
535,000	7.250	04/15/19	530,982

Retailers(b)(d) – 0.6%
Neiman-Marcus Group, Inc. (B-/Caa1)
2,870,314	9.000	10/15/15	2,999,478

Services Cyclical – Consumer Services(b) – 0.3%
Service Corp. International (BB-/Ba3)
1,475,000	7.375	10/01/14	1,607,750

Services Cyclical – Rental Equipment(b) – 2.3%
RSC Equipment Rental, Inc. (B-/Caa1)
11,530,000	9.500	12/01/14	12,048,850

Telecommunications-Wireless(b) – 9.0%
Crown Castle International Corp. (B-/B1)
7,180,000	9.000	01/15/15	7,915,950
Intelsat Intermediate Holding Co. Ltd. (CCC+/NR)(f)
720,000	9.500	02/01/15	744,300
Intelsat Subsidiary Holding Co. SA (B/B3)
10,555,000	8.500	01/15/13	10,581,387
7,549,000	8.875	01/15/15	7,794,343
Nextel Communications, Inc. (BB-/Ba2)
20,438,000	6.875	10/31/13	20,616,832

			47,652,812

Telecommunications-Wirelines(b) – 1.6%
Frontier Communications Corp. (BB/Ba2)
1,467,000	8.250	05/01/14	1,626,536
3,484,000	6.625	03/15/15	3,632,070
2,457,000	7.875	04/15/15	2,641,275
Windstream Corp. (B+/Ba3)
767,000	8.625	08/01/16	813,020

			8,712,901

Transportation Equipment(b)(c) – 0.0%
Aviation Capital Group Corp. (BBB-/NR)
58,000	6.750	04/06/21	57,993

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $278,580,246)			$283,715,543

Convertible Debt Obligations – 1.4%
Food & Drug Retailers(g) – 0.3%
Great Atlantic & Pacific Tea Co. (NR/NR)
$3,743,000	5.125%	06/15/11	$1,310,050
1,375,000	6.750 (b)	12/15/12	481,250

			1,791,300

Noncaptive – Financial – 0.7%
Dollar Financial Corp. (NR/NR)(b)(h)
950,000	2.875	06/30/27	994,745
KKR Financial Holdings LLC (NR/NR)
2,605,000	7.000	07/15/12	2,704,511

			3,699,256

Pipelines(b)(h) – 0.4%
Carrizo Oil & Gas, Inc. (NR/NR)
691,000	4.375	06/01/28	687,921
Goodrich Petroleum Corp. (NR/NR)
1,275,000	3.250	12/01/26	1,272,656

			1,960,577

TOTAL CONVERTIBLE OBLIGATIONS
(Cost $10,353,301)			$7,451,133

Shares	Rate	Value

Preferred Stock(b)(i) – 3.2%
GMAC Capital Trust I
673,842	8.125%	$17,175,559
(Cost $17,262,304)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $483,424,478)		$490,297,500

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(j) – 2.0%
Repurchase Agreement – 2.0%
Joint Repurchase Agreement Account II
$10,800,000	0.155%	04/01/11	$10,800,000
Maturity Value: $10,800,047
(Cost $10,800,000)

TOTAL INVESTMENTS – 94.2%
(Cost $494,224,478)			$501,097,500

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.8%			30,699,984

NET ASSETS – 100.0%			$531,797,484

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2011. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
March 31, 2011

reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $105,239,883, which represents approximately 19.8% of net assets as of March 31, 2011.

(d)	Pay-in-kind securities.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2011.

(g)	Security is currently in default and/or non-income producing.

(h)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(i)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(j)	Joint repurchase agreement was entered into on March 31, 2011. Additional information appears on pages 13-14.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
EUR	—	Euro

Investment Abbreviations:
LIBOR	—	London Interbank Offered Rate
NR	—	Not Rated

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Gain

Citibank NA	USD/EUR	09/12/11	$2,717,780	$7,847

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Loss

Citibank NA	USD/EUR	04/13/11	$2,833,714	$(240,112)
	USD/EUR	04/29/11	11,189,842	(388,483)
	USD/EUR	05/23/11	707,860	(27,915)
	USD/EUR	06/08/11	2,122,896	(129,756)
	USD/EUR	06/13/11	4,952,887	(346,677)
	USD/EUR	06/27/11	4,845,284	(374,203)
	USD/EUR	07/18/11	3,888,275	(219,266)
	USD/EUR	09/12/11	10,602,872	(137,651)

TOTAL				$(1,864,063)

12          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2011, the Fund had an undivided interest in the Joint Repurchase Agreement Account II with a maturity date of April 1, 2011, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation

Credit Strategies	$10,800,000	$10,800,047	$11,029,119

REPURCHASE AGREEMENTS — At March 31, 2011, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

		Total
	Interest	Principal
Counterparty	Rate	Amount

BNP Paribas Securities Co.	0.100%	$1,209,373

BNP Paribas Securities Co.	0.140	226,757

BNP Paribas Securities Co.	0.180	755,858

Citibank N.A.	0.190	188,965

Citigroup Global Markets, Inc.	0.190	944,822

Credit Agricole Securities	0.130	1,322,751

Deutsche Bank Securities, Inc.	0.200	151,172

JPMorgan Securities	0.190	177,627

Merrill Lynch & Co., Inc.	0.150	191,534

RBS Securities, Inc.	0.100	755,858

RBS Securities, Inc.	0.200	566,893

UBS Securities LLC	0.100	377,929

UBS Securities LLC	0.200	377,929

Wells Fargo Securities LLC	0.170	3,552,532

TOTAL		$10,800,000

The accompanying notes are an integral part of these financial statements.          13

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
March 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

At March 31, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	2.625 to 7.350%	04/21/11 to 09/22/38

Federal Farm Credit Bank Principal-Only Stripped Security	0.000	12/16/15

Federal Home Loan Bank	0.000 to 8.290	04/04/11 to 09/14/35

Federal Home Loan Mortgage Corp.	0.000 to 7.690	05/31/11 to 03/01/41

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/13 to 01/15/28

Federal Home Loan Mortgage Corp. Principal-Only Stripped Security	0.000	11/15/13

Federal National Mortgage Association	0.000 to 10.350	04/25/11 to 04/01/41

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	11/15/12 to 05/15/29

Federal National Mortgage Association Principal-Only Stripped Security	0.000	03/23/28

Government National Mortgage Association	3.500 to 5.500	09/15/24 to 03/20/41

SLM Corp.	0.000	10/03/22

U.S. Treasury Bills	0.000	04/07/11 to 12/15/11

U.S. Treasury Bonds	3.875 to 11.250	02/15/15 to 11/15/40

U.S. Treasury Inflation Protected Securities	0.625 to 2.125	04/15/13 to 02/15/41

U.S. Treasury Interest-Only Stripped Securities	0.000	05/15/11 to 11/15/26

U.S. Treasury Notes	0.375 to 5.125	04/30/11 to 02/15/21

U.S. Treasury Principal-Only Stripped Securities	0.000	08/15/11 to 09/30/13

14          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Assets and Liabilities
March 31, 2011

Assets:

Investments in securities, at value (identified cost $494,224,478)	$501,097,500
Cash	23,314,167
Foreign currencies, at value (identified cost $948,511)	982,775
Receivables:
Investment securities sold	11,628,187
Interest receivable, net of allowances, at value	10,570,648
Fund shares sold	4,578,162
Due from broker — collateral	1,802,025
Forward foreign currency exchange contracts, at value	7,847
Investment securities sold on an extended-delivery basis	3,600
Other assets	6,947

Total assets	553,991,858

Liabilities:

Payables:
Investment securities purchased	11,532,638
Income distribution	5,839,045
Investment securities purchased on an extended-delivery basis	2,165,125
Forward foreign currency exchange contracts, at value	1,864,063
Amounts owed to affiliates	650,943
Accrued expenses	142,560

Total liabilities	22,194,374

Net Assets:

Paid-in capital	518,106,917
Distributions in excess of net investment income	(200,872)
Accumulated net realized gain from investment, swap and foreign currency related transactions	8,805,451
Net unrealized gain on investments, swaps and translation of assets and liabilities denominated in foreign currencies	5,085,988

NET ASSETS	$531,797,484

Shares Outstanding $0.001 par value (unlimited number of shares authorized):	49,717,130
Net asset value, offering price per share:(a)	$10.70

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0256) is $10.97.

The accompanying notes are an integral part of these financial statements.          15

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Operations
For the Fiscal Year Ended March 31, 2011

Investment income:

Interest	$32,805,811

Expenses:

Management fees	4,874,062
Service fees	1,143,139
Transfer Agent fees	731,109
Professional fees	206,432
Custody and accounting fees	134,023
Printing and mailing costs	96,458
Amortization of offering costs	60,734
Registration fees	29,505
Trustee fees	26,955
Other	8,848

Total expenses	7,311,265

NET INVESTMENT INCOME	25,494,546

Realized and unrealized gain (loss) from investment, swap, unfunded loan commitments and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	18,091,327
Swap contracts	(529,942)
Foreign currency related transactions (includes $1,978,485 of net realized gains on forward foreign currency exchange contracts)	66,840
Net change in unrealized loss on:
Investments	(1,884,636)
Swap contracts	(68,403)
Unfunded loan commitments	(17,325)
Translation of assets and liabilities denominated in foreign currencies (includes $4,342,478 of net unrealized losses on forward foreign currency exchange contracts)	(4,147,020)

Net realized and unrealized gain on investment, swap unfunded loan commitments and foreign currency related transactions	11,510,841

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,005,387

16          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Changes in Net Assets

	For the Fiscal	For the
	Year Ended	Period Ended
	March 31, 2011	March 31, 2010(a)

From operations:

Net investment income	$25,494,546	$12,196,151
Net realized gain from investment, swap and foreign currency related transactions	17,628,225	8,224,025
Net change in unrealized gain (loss) on investments, swaps, unfunded loan commitments and translation of assets and liabilities denominated in foreign currencies	(6,117,384)	11,203,372

Net increase in net assets resulting from operations	37,005,387	31,623,548

Distributions to shareholders:

From net investment income	(25,333,306)	(11,988,127)
From net realized gains	(14,893,765)	(3,037,202)

Total distributions to shareholders	(40,227,071)	(15,025,329)

From share transactions:

Proceeds from sales of shares	156,065,960	429,835,515
Reinvestment of distributions	25,721,041	11,559,507
Cost of shares redeemed	(78,443,334)	(26,417,740)

Net increase in net assets resulting from share transactions	103,343,667	414,977,282

TOTAL INCREASE	100,121,983	431,575,501

Net assets:

Beginning of period	431,675,501	100,000

End of period	$531,797,484	$431,675,501

Accumulated undistributed (distributions in excess of) net investment income	$(200,872)	$42,899

(a)	Commenced operations on June 15, 2009.

The accompanying notes are an integral part of these financial statements.          17

GOLDMAN SACHS CREDIT STRATEGIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year	of period	income(a)	gain	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED MARCH 31,
2011	$10.75	$0.56	$0.26	$0.82	$(0.56)	$(0.31)	$(0.87)

FOR THE PERIOD ENDED MARCH 31,
2010 (Commenced June 15, 2009)	10.00	0.48	0.82	1.30	(0.45)	(0.10)	(0.55)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

18          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets	net assets	net assets	rate

$10.70	7.94%	$531,797	1.50%	1.50%	5.23%	204%

10.75	13.33	431,676	1.60 (c)	1.67 (c)	5.88 (c)	122

The accompanying notes are an integral part of these financial statements.          19

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements
March 31, 2011

1. ORGANIZATION

Goldman Sachs Credit Strategies Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “Act”) which commenced operations on June 15, 2009. The Fund seeks a total return comprised of income and capital appreciation. The Fund is organized as a Delaware statutory trust and was established by the Declaration of Trust as amended and restated on March 12, 2009. The Fund currently offers one class of common shares (the “Shares”). The Fund charges a maximum sales charge of 2.50% of the Fund’s offering price.
The Fund is an “interval fund”, a type of fund which, in order to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the Act.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs & Co. (“Goldman Sachs” or the “Distributor”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the NAV per share of the investment company on the valuation date.

GOLDMAN SACHS CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

C. Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income, if any, is declared daily and paid quarterly and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
March 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translations — The books and records of the Fund are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statement of Operations, however, the effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included as an increase or decrease to net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies.

F. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Fund on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund must set aside liquid assets, or engage in other appropriate measures to cover its obligations under these contracts.

GOLDMAN SACHS CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Repurchase Agreements — The Fund may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund’s credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

H. Senior Term Loans — The Fund may invest in Senior Term Loans, which are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), and contain certain restrictions on resale and cannot be sold publicly. Senior Term Loans are portions of loans originated by banks and sold in pieces to investors, typically on an extended delivery basis. These floating rate loans (“Loans”) in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. The Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded Loan Commitments represent the remaining obligation of the Fund to the borrower. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Senior Term Loan. All Senior Term Loans and Unfunded Loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Senior Term Loans including Unfunded Loan Commitments are marked to market daily using pricing vendor quotations, and the change in value, if any, is recorded as an unrealized gain or loss.

I. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund, are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
March 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statement of Assets and Liabilities. The Fund may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures to cover its obligations under these contracts. The Fund may invest in the following type of swap:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Fund’s investments categorized in the fair value hierarchy as of March 31, 2011:

	Level 1	Level 2	Level 3

Investment Type
Assets
Fixed Income
Secured Debt Obligations	$—	$181,955,265	$—
Unsecured Debt Obligations	—	283,715,543	—
Convertible Debt Obligations	—	7,451,133	—
Common Stock and/or Other Equity Investments	—	17,175,559	—
Short-term Investments	—	10,800,000	—

Total	$—	$501,097,500	$—

GOLDMAN SACHS CREDIT STRATEGIES FUND

3. FAIR VALUE OF INVESTMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts*	$—	$7,847	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(1,864,063)	$—

*	Amount shown represents unrealized gain (loss) at period end.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended March 31, 2011, the contractual management fee with GSAM was at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

B. Service Plan — The Fund has adopted a Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to receive a fee (“Service fee”) equal to, on an annual basis, up to 0.25% of the Fund’s average daily net assets attributed to the Shares. This fee is for personal and account maintenance services, and may be used to make payments: (i) to Goldman Sachs, or (ii) by Goldman Sachs to certain brokers, dealers and financial service firms that have entered into agreements with Goldman Sachs to provide such services.

C. Distribution Agreement — Goldman Sachs also serves as distributor of the Shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs will receive no compensation for its services as Distributor.

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.15% of the average daily net assets of the Shares.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
March 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.204% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense limitations may be modified or terminated at any time at the option of GSAM. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Fund’s expenses.
As of March 31, 2011, the amounts owed to affiliates were (in thousands) $460, $122 and $69 for management, service, and transfer agent fees, respectively.

F. Line of Credit Facility — As of March 31, 2011, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2011, the Fund did not have any borrowings under the facility.

5. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

GOLDMAN SACHS CREDIT STRATEGIES FUND

5. INVESTMENTS IN DERIVATIVES (continued)

During the fiscal year ended March 31, 2011, the Fund entered into certain derivative contract types. These instruments were used to meet the Fund’s investment objectives and to manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of March 31, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

	Statement of Assets		Statement of Assets
	and Liabilities		and Liabilities
Risk	Location	Assets	Location	Liabilities
Currency	Receivables for forward foreign currency exchange contracts, at value	$7,847	Payables for forward foreign currency exchange contracts, at value	$(1,864,063)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(529,942)	$(68,403)	2

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	1,978,485	(4,342,478)	11

Total		$1,448,543	$(4,410,881)	13

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2011.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2011, were $966,369,970 and $900,336,456, respectively.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
March 31, 2011

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2011, in the amount of $37,904,718 and $2,322,353, was ordinary income and long-term capital gains, respectively. The tax character of distributions paid during the period ended March 31, 2010, in the amount of $15,025,329, was ordinary income.
As of March 31, 2011, the Fund’s components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$10,833,073
Undistributed long-term capital gains	2,713,157

Total undistributed earnings	13,546,230

Timing differences (post-October losses and income distribution payable )	$(6,714,322)
Unrealized gains — net	6,858,659

Total accumulated earnings — net	$13,690,567

As of March 31, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$494,308,023

Gross unrealized gain	11,187,689
Gross unrealized loss	(4,398,212)

Net unrealized security gain	6,789,477

Net unrealized gain on other investments	69,182

Net unrealized security gain	$6,858,659

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable to wash sales and net mark-to-market gains (losses) on foreign currency exchange contracts.
In order to present certain components of net assets on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result from certain non-deductible expenses, consent fees, differences in the tax treatment of foreign currency exchange transactions and swap transactions.

Distributions
	Accumulated	in Excess of
Paid-in	Net realized	Net Investment
Capital	Gain	Income

$(60,734)	$465,745	$(405,011)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into

GOLDMAN SACHS CREDIT STRATEGIES FUND

8. OTHER RISKS (continued)

bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SHARES OF BENEFICIAL INTEREST

Each quarter, the Board of Trustees, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a particular Repurchase Offer (defined below). The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of Shares outstanding on the date by which a shareholder can tender their Shares in response to a Repurchase Offer (“Repurchase Request Deadline”). In connection with any given Repurchase Offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the Shares outstanding on the Repurchase Request Deadline. The Fund may not be able to repurchase the entire amount of Shares a shareholder has tendered in a Repurchase Request for a particular Repurchase Offer if the aggregate tenders exceed the Repurchase Offer Amount and, when applicable, up to the additional 2% of Shares offered to be repurchased by the Fund.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
March 31, 2011

10. SHARES OF BENEFICIAL INTEREST (continued)

For the fiscal year ended March 31, 2011, the Fund extended the following Repurchase Offers:

	Percentage of Outstanding	Amount of Shares
Repurchase Request	Shares the Fund Offered	the Fund Offered	Number of Shares
Deadline	to be Repurchased	to Repurchase	Tendered

6/18/2010	8%	3,457,374	1,876,049

9/17/2010	8%	3,538,751	992,846

12/17/2010	8%	3,949,442	2,028,289

3/18/2011	8%	4,125,272	2,462,884

The Fund is authorized to issue an unlimited number of shares and at the date of this report has registered 125,100,000 shares, par value $0.001 each. Transactions in shares of beneficial interest were as follows:

	For the Fiscal Year Ended	For the Period Ended
	March 31, 2011	March 31, 2010(a)
	Shares	Shares

Shares sold	14,491,244	41,565,255
Reinvestment of distributions	2,416,970	1,087,943
Shares repurchased	(7,360,068)	(2,494,214)

NET INCREASE	9,548,146	40,158,984

(a)	Commenced operations on June 15, 2009.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Credit Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Credit Strategies Fund (the “Fund”), at March 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian, brokers and agent banks, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 20, 2011

GOLDMAN SACHS CREDIT STRATEGIES FUND

Fund Expenses — Six Month Period Ended March 31, 2011 (Unaudited)

As a shareholder of Common Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees; service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 through March 31, 2011.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid for the
	Account Value	Account Value	6 months ended
Common Shares	10/01/10	3/31/11	3/31/11*
Actual	$1,000.00	$1,039.00	$7.46
Hypothetical 5% return	1,000.00	1,017.61 +	7.38

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 1.50%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	96	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Mr. Burke is retired (since 2010). Formerly, he was Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee of Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	96	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)
Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of May 31, 2011.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of May 31, 2011, the Trust consisted of 83 portfolios. Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of May 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Credit Strategies Fund Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Credit Strategies Fund designates $2,322,353, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2011.

Pursuant to Section 871(k) of the Internal Revenue Code, the Credit Strategies Fund designates $12,571,412, as short-term capital gain dividends paid during the fiscal year ended March 31, 2011.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $714.6 billion in assets under management as of March 31, 2011 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund
■ Emerging Markets Debt Fund

■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund

Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ending June 30, 2009 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q, when available, may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 52907.MF.MED.TMPL/5/2011 CRSTRATAR11 / 2K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Goldman Sachs Credit Strategies Fund.

	2011	2010	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$65,675	$65,675	Financial Statement audits.

Audit-Related Fees:

• PwC	$1,588	$1,247	Other attest services.

Tax Fees:

• PwC	$0	$0	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Credit Strategies Fund’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Credit Strategies Fund pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,333,000	$1,312,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Goldman Sachs Credit Strategies Fund. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Credit Strategies Fund (the “Trust”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Trust may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to the Trust’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Trust, the Audit Committee will pre-approve those non-audit services provided to the Trust’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to the Trust) where the engagement relates directly to the operations or financial reporting of the Trust.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Trust’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Trust’s service affiliates listed in Table 2 were approved by the Trust’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to the Trust by PwC for the years ended March 31, 2011 and March 31, 2010 were approximately $1,588 and $1,247 respectively. The aggregate non-audit fees billed to the Trust’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to the Trust’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Trust’s operations or financial reporting.

Item 4(h) — The Trust’s Audit Committee has considered whether the provision of non-audit services to the Trust’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
PROXY VOTING
     The Fund has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Fund. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. The Investment Adviser periodically reviews the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.
     Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized follows proxy voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.
     The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”) to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations.
     The Proxy Service assists in the implementation and administration of the proxy voting function. The Proxy Service assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.
     GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.
     The Investment Adviser has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include the Investment Adviser’s use of the Guidelines and recommendations and the override process, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.
     Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Fund’s managers based on their assessment of the particular transactions or other matters at issue.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
FUND MANAGERS*

Liberty Harbor Portfolio Management Team

■	The Liberty Harbor team consists of 15 investment professionals and manages over $5 billion in assets.
■	The team is led by Gregg Felton who has over 14 years of investment experience, with specific expertise in opportunistic corporate credit investing.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Gregg Felton Managing Director, Chief Investment Officer	Portfolio Manager— Credit Strategies	Since 2009	Mr. Felton is the head of the Liberty Harbor team and the Chief Investment Officer of Liberty Harbor, the credit alternatives platform at GSAM. He joined the Investment Adviser in 2006. From 2000 to 2006, Mr. Felton led Amaranth Advisors’ global corporate credit investment team.

David Frechette Managing Director	Portfolio Manager— Credit Strategies	Since 2010	Mr. Frechette is a portfolio manager for the Credit Strategies Fund and various other opportunistic credit portfolios. He joined the Investment Adviser in 2006. Prior to joining the firm, Mr. Frechette was a Managing Director in the Global Investments Group at Amaranth Advisors. Before joining Amaranth, he was a member of the Leverage Finance and Sponsor Coverage Group at CIBC World Markets.

Salvatore Lentini Managing Director, Head of Credit Trading	Portfolio Manager— Credit Strategies	Since 2010	Mr. Lentini is the Head of Credit Trading for the Liberty Harbor team and a portfolio manager for the Credit Strategies Fund and various other opportunistic credit portfolios. He joined the Investment Adviser in 2006. Prior to joining the firm, Mr. Lentini was a managing director in the Global Investments Group at Amaranth Advisors.

Accountability for the portfolio resides with the lead portfolio managers, Gregg Felton, David Frechette and Salvatore Lentini, who oversee the portfolio construction process.

*	The information is as of June [ ], 2011.
Portfolio Managers — Other Accounts Managed by the Portfolio Managers
     The following table discloses other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management.

	Number of Other Accounts Managed						Number of Accounts and Total Assets for Which
	and Total Assets by Account Type						Advisory Fee is Performance Based
	Registered						Registered
	Investment		Other Pooled Investment		Other		Investment		Other Pooled
	Companies		Vehicles		Accounts		Companies		Investment Vehicles		Other Accounts
								Assets	Number
			Number		Number		Number	Manage	of
Name of Portfolio	Number of	Assets Managed	of	Assets Managed	of	Assets Managed	of	d	Account	Assets Managed	Number of	Assets Managed
Manager	Accounts	(mm)	Accounts	(mm)	Accounts	(mm)	Accounts	(mm)	s	(mm)	Accounts	(mm)
Credit Strategies Fund Global Corporate Credit Team
Greg Felton*
David Frechette*
Salvatore Lentini*

*	The information is as of March 31, 2011.
     Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
     The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of other accounts, see “Potential Conflicts of Interest — Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Fund and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”
Portfolio Managers — Compensation
     Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.
     The benchmark for measuring performance of the Fund is the Bank of America/Merrill Lynch USD LIBOR 1-Month Constant Maturity Index.
     The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
     Other Compensation. In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Portfolio Managers — Portfolio Managers’ Ownership of Shares of the Funds They Manage
     The following table shows the portfolio managers’ ownership of Shares of the Fund:

Dollar Range of Equity Securities
Beneficially
Name of Portfolio Manager	Owned by Portfolio Manager
Credit Strategies Fund
Gregg Felton	[ ]*
David Frechette	[ ]
Salvatore Lentini	[ ]

*	This information is as of March 31, 2011.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Credit Strategies Fund’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Credit Strategies Fund

/s/ James A. McNamara

By: James A. McNamara
Principal Executive Officer of
Goldman Sachs Credit Strategies Fund

Date: June 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Principal Executive Officer of
Goldman Sachs Credit Strategies Fund

Date: June 2, 2011

/s/ George F. Travers
By: George F. Travers
Principal Financial Officer of
Goldman Sachs Credit Strategies Fund

Date: June 2, 2011